UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2021

FORTERRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37921	37-1830464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor

Irving, TX 75062

(Address of principal executive offices, including ZIP code)

(469) 458-7973

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	FRTA	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On February 19, 2021, Forterra, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quikrete Holdings, Inc., a Delaware corporation (“Parent”), and Jordan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock (the “Common Stock”) of the Company (other than (i) any shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub or any wholly-owned subsidiary of the Company immediately prior to the Effective Time, (ii) shares that are subject to any vesting restrictions (“Company Restricted Shares”) granted under the Company’s stock incentive plans (the “Company Stock Plans”) and (iii) any shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be automatically canceled and converted into the right to receive $24.00 in cash, without interest (the “Merger Consideration”), subject to deduction for any required withholding tax.

At the Effective Time:

(1)

each restricted stock unit that is solely subject to time-based vesting requirements granted under the Company Stock Plans that is outstanding immediately prior to the Effective Time shall fully vest and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such vested restricted stock unit;

(2)

each restricted stock unit that is subject to performance-based vesting requirements granted under the Company Stock Plans that is outstanding immediately prior to the Effective Time shall immediately vest and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares subject to such vested restricted stock unit immediately prior to the Effective Time as determined in accordance with the Merger Agreement;

(3)

each option to purchase shares of Common Stock granted under the Company Stock Plans that is outstanding immediately prior to the Effective Time shall fully vest, to the extent not vested previously, and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the remainder, if positive, of (A) the Merger Consideration minus (B) the exercise price per share of Common Stock of such option multiplied by (ii) the number of shares of Common Stock subject to such vested option; and

(4)

each Company Restricted Share that is outstanding immediately prior to the Effective Time shall immediately vest in full and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the Merger Consideration.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the absence of any order issued by any court of competent jurisdiction, other legal restraint or prohibition or any law enacted or deemed applicable by a governmental entity that prohibits or makes illegal the consummation of the Merger; (iii) the passing of twenty (20) days from the date on which the Company mails to the Company’s stockholders the Information Statement (as defined below) in definitive form; (iv) subject to certain qualifications, the accuracy of representations and warranties of the other party set forth in the Merger Agreement; and (v) the performance by the other party in all material respects of its obligations under the Merger Agreement. Parent’s obligation to consummate the Merger is also conditioned on, among other things, the absence of any Material Adverse Effect (as defined in the Merger Agreement).

Entry into the Merger Agreement has been unanimously approved by the board of directors of the Company.

Following execution of the Merger Agreement on February 19, 2021, Forterra US Holdings, LLC (the “Principal Stockholder”), being the holder of a majority of the issued and outstanding shares of Common Stock, duly executed and delivered to the Company a written consent (the “Written Consent”), approving and adopting the Merger Agreement and the transactions contemplated thereby, including the Merger. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or will be sought. As a result of receipt of the Written Consent, the Company is prohibited from engaging in any further discussions or solicitations regarding an alternative potential acquisition of the Company.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. Among other things, the Company has agreed to use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve intact its businesses until the Merger is consummated. The Company and Parent have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Merger, including all required antitrust approvals, on the terms and subject to the conditions set forth in the Merger Agreement, provided that Parent and its affiliates will not be required to take, or agree to take, certain actions with respect to assets, businesses or product lines of Parent or any of its subsidiaries, or the Company or any of its subsidiaries, accounting for more than $80 million of EBITDA (as defined in the Merger Agreement) for the 12 months ended December 31, 2020, measured in accordance with the Merger Agreement.

The Merger Agreement contains certain provisions giving each of Parent and the Company rights to terminate the Merger Agreement under certain circumstances, including the right for either Parent or the Company to terminate the Merger Agreement if the Merger has not been consummated on or before November 19, 2021, which date will be automatically extended for up to two additional 60-day periods in specified circumstances as described in the Merger Agreement (such date, as may be so extended pursuant to the Merger Agreement, the “Outside Date”). Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $50 million. The Merger Agreement further provides that Parent will be required to pay the Company a reverse termination fee of $85 million under certain circumstances if the Merger Agreement is terminated due to the failure of the parties to obtain required approvals under Antitrust Laws (as defined in the Merger Agreement) prior to the Outside Date or as a result of a Restraint (as defined in the Merger Agreement) arising under applicable Antitrust Laws.

If the Merger is consummated, the shares of Common Stock will be delisted from the Nasdaq Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates as set forth therein; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 19, 2021, following execution of the Merger Agreement, the Principal Stockholder, which, as of such date, controlled a majority of the voting power of the Company, executed the Written Consent adopting the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or will be sought.

Pursuant to rules adopted by the Securities and Exchange Commission under the Exchange Act, the Company will prepare and file with the SEC, and thereafter mail to its stockholders, a Schedule 14C Information Statement (the “Information Statement”).

Item 8.01.	Other Events.

On February 22, 2021, the Company issued a joint press release with Parent announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated February 19, 2021, by and among Quikrete Holdings, Inc., Jordan Merger Sub, Inc. and Forterra, Inc.

99.1	Press Release, dated February 22, 2021.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on February 22, 2021 is formatted in Inline XBRL (included as Exhibit 101).

*

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon its request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, and the documents referred to herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have used the words “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases to identify forward-looking statements. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including:

•

risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals;

•	the failure to consummate or delay in consummating the Merger for other reasons;

•	the risk that a condition to closing of the Merger may not be satisfied;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement;

•	the outcome of any legal proceedings that may be instituted following announcement of the Merger;

•	failure of Parent to obtain the financing required to consummate the Merger;

•	failure to retain key management and employees of the Company;

•	issues or delays in the successful integration of the Company’s operations with those of Parent, including incurring or experiencing unanticipated costs and/or delays or difficulties;

•	unfavorable reaction to the Merger by customers, competitors, suppliers and employees; and

•	additional factors discussed in our filings with the SEC.

The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the other factors described in Item 1A, “Risk Factors” in the Company’s 2019 10-K filed with the SEC on February 27, 2020, as supplemented in Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 29, 2020. The COVID-19 pandemic may also precipitate or exacerbate these and other unknown risks and uncertainties. Additional factors or events that could cause our actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. Any forward-looking statement made by the Company speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

The Company will prepare an information statement on Schedule 14C for its stockholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.forterrabp.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

Date: February 22, 2021	By:	/s/ Lori M. Browne
	Name:	Lori M. Browne
	Title:	Executive Vice President, General Counsel and Secretary